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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 11, 2001
                Date of Report (Date of earliest event reported):




                         MAXIM INTEGRATED PRODUCTS, INC.
               (Exact Name of Registrant as Specified in Charter)


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     DELAWARE                       0-16538                      94-2896096
 (State or Other                (Commission File              (I.R.S. Employer
   Jurisdiction                     Number)                  Identification No.)
of Incorporation)
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                             120 SAN GABRIEL DRIVE,
                           SUNNYVALE, CALIFORNIA 94086
               (Address of Principal Executive Offices) (Zip Code)

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                                 (408) 737-7600
               Registrant's Telephone Number, Including Area Code:

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

      On April 11, 2001, following receipt of approval of the stockholders of Dallas Semiconductor Corporation ("Dallas"), Maxim Integrated Products, Inc. ("Maxim") consummated the acquisition of Dallas pursuant to the terms of the previously reported Agreement and Plan of Merger, dated as of January 28, 2001 (the "Merger Agreement"), among Maxim, Dallas and MI Acquisition Sub, Inc., a wholly-owned subsidiary of Maxim ("Merger Sub"). Pursuant to the Merger Agreement, Merger Sub merged with and into Dallas (the "Merger"), with Dallas surviving the Merger as a wholly-owned subsidiary of Maxim.

      As a result of the Merger, each share of Dallas common stock (NYSE: DS) was converted into 0.6515 shares of Maxim common stock (NASDAQ: MXIM). In connection with the Merger, Maxim amended its bylaws to increase the size of its Board of Directors to six directors, and elected M.D. Sampels, a former director of Dallas, to fill the vacancy.

      The Merger Agreement is incorporated herein by reference to Exhibit 2.1, and a copy of the Maxim press release announcing the effectiveness of the Merger is incorporated by reference and included herein as Exhibit 99.1. The foregoing descriptions of such documents are qualified in their entirety by reference to such exhibits.

ITEM  7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   Financial Statements of Business Acquired.

            Financial statements required by this item shall be filed not later than 60 days after the date that this report is required to be filed.

      (b)   Pro Forma Financial Information.

            Financial statements required by this item shall be filed not later than 60 days after the date that this report is required to be filed.

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      (c)   Exhibits.

            The exhibits listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.


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EXHIBIT NO.    TITLE
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
    2.1 Agreement and Plan of Merger, dated as of January 28, 2001, among Maxim Integrated Products, Inc., MI Acquisition Sub, Inc. and Dallas Semiconductor Corporation (filed as Exhibit 2.1 to Maxim's Current Report on Form 8-K, dated as of January 30, 2001, and incorporated herein by reference).

    3.3        Amended and Restated Bylaws of Maxim Integrated Products, Inc.

   99.1 Press Release, dated as of April 11, 2001, of Maxim Integrated Products, Inc.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 11, 2001

                                        Maxim Integrated Products, Inc.



                                        By: /s/ Carl W. Jasper
                                            ------------------------------------
                                            Name: Carl W. Jasper
                                            Title: Chief Financial Officer

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                                  EXHIBIT INDEX


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
Exhibit
Number     Description
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   2.1     Agreement and Plan of Merger, dated as of January 28, 2001, among Maxim Integrated Products, Inc., MI Acquisition Sub, Inc. and Dallas Semiconductor Corporation (filed as Exhibit
           2.1 to Maxim's Current Report on Form 8-K, dated as of January 30, 2001, and incorporated herein by reference).

   3.3     Amended and Restated Bylaws of Maxim Integrated Products, Inc.

  99.1 Press Release, dated as of April 11, 2001, of Maxim Integrated Products, Inc.
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